                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               -------------------


       Date of Report (Date of earliest event reported): December 15, 2003

                         NCO PORTFOLIO MANAGEMENT, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   000-32403                 23-3005839
-----------------------------  ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
of incorporation)                                         Identification Number)

                      1804 Washington Blvd., Department 200
                            Baltimore, Maryland 21230
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (443) 263-3020
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          ------------------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 5.  Other Events and Regulation FD Disclosure

         On December 15, 2003, the Company issued a joint press release with NCO Group, Inc. (Nasdaq: NCOG), announcing that the Company has entered into a definitive agreement to merge with a wholly-owned subsidiary of NCOG. Upon the effectiveness of the merger, NCOG is to acquire all of the outstanding common stock of the Company that it does not already own. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the Agreement and Plan of Merger is attached hereto as Exhibit
         2.1. The information contained in the Agreement and Plan of Merger, and press release is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (a)  Financial Statements of Businesses Acquired

         Not Applicable

         (b)  Pro Forma Financial Information

         Not Applicable

         (c)  Exhibits

         The following exhibits are furnished with this Report on Form 8-K:

Number        Title
------        -----

2.1 Agreement and Plan of Merger by and among NCO Group, Inc., NCPM Acquisition Corporation, and NCO Portfolio Management, Inc., dated as of December 12, 2003. The schedules and exhibits to the Agreement and Plan of Merger are omitted pursuant to Item 601(b)(2) of Regulation S-K. NCO Portfolio Management, Inc. agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.)

99.1 Joint press release of NCO Portfolio Management, Inc. and NCO Group, Inc. dated December 15, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NCO Portfolio Management, Inc.



Date:    December 15, 2003                   RICHARD J. PALMER
                                             --------------------------
                                             Richard J. Palmer
                                             Senior Vice President, Finance and
                                             Chief Financial Officer








                                       3